Exhibit 10.12
SEED CAPITAL INVESTOR AGREEMENT
for
VANECK SOLANA ETF
Sponsored by VANECK DIGITAL ASSETS, LLC
October 14, 2025
VANECK DIGITAL ASSETS, LLC, a Delaware limited liability company (the "Sponsor"), has sponsored the formation of VANECK SOLANA ETF (the "Trust"), a Delaware statutory trust, for which CSC Delaware Trust Company, a Delaware trust company, acts as trustee (the "Trustee").
Upon the basis of the representations and warranties set forth in Section 1 and Section 3 hereof and subject to the applicable terms and conditions set forth herein, on the date hereof the Trust agrees to issue and sell to SOL Strategies, Inc. (the "Seed Capital Investor"), and the Seed Capital Investor agrees to purchase, the aggregate number of shares representing fractional undivided beneficial interests in the Trust's net assets (the "Shares") as are set forth in Schedule A hereto (such Shares being referred to herein as the "Seed Creation Baskets") in consideration of the payment of the amount for the Shares (the "Purchase Price") set forth in Schedule A. The Seed Capital Investor agrees to purchase the Seed Creation Baskets and agrees not to redeem, transfer or otherwise dispose of such Seed Creation Baskets except as contemplated under Section 2(b) hereto.
1.    The Sponsor, on its own behalf and in its capacity as Sponsor of the Trust, represents and warrants to, and agrees with, the Seed Capital Investor that:
(a)    A registration statement on Form S-1 (File No. 333-280517) (the "Initial Registration Statement") in respect of the Shares (including the Shares comprising the Seed Creation Baskets) has been filed with the Securities and Exchange Commission (the "Commission"); the various parts of the Initial Registration Statement, including all exhibits thereto and including the information contained in the form of final prospectus when filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act") in accordance with Section 3(a) hereof and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement, each as amended as of the date hereof, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the "Prospectus");
(b)    As of the date of the first public offer and sale of Shares, the Registration Statement shall have become effective under the Securities Act. The Trust has complied and will comply, to the Commission’s satisfaction, with all requests of the Commission for additional or supplemental information, if any. From and after the effective date of the Registration Statement, no stop order suspending the effectiveness of the Registration Statement will be in effect and no proceedings for such purpose shall have been instituted or shall be pending or, to the best knowledge of the Sponsor, shall be contemplated or threatened by the Commission. Each of the Registration Statement and any post-effective amendment thereto, at the time it becomes effective and at all subsequent times, will comply in all material respects with the Securities Act and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus will comply in all material respects with the Securities Act. As of the date of the first offer and sale of Shares, and as of the date thereof, the Prospectus, as then amended or supplemented by the Trust, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.
(c)    Each of the Shares comprising the Seed Creation Baskets shall be duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and as of the time of payment of the Purchase Price by

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the Seed Capital Investor (the "Closing Time") will conform in all material respects to the description of the Shares comprising the Seed Creation Baskets contained in the Prospectus;
(d)    The issue and sale of the Shares comprising the Seed Creation Baskets by the Trust and the compliance by the Sponsor and the Trust with all of the provisions of this Agreement and the consummation of the transactions herein contemplated (i) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Sponsor or the Trust is a party or by which the Sponsor, or the Trust is bound or to which any of the property or assets of the Sponsor or the Trust is subject, except where such conflict, breach or violation, as the case may be, would not have a material adverse effect on the ability of the Sponsor or the Trust to perform its obligations under this Agreement, (ii) will not result in any violation of the provisions of the constitutive documents of the Sponsor or the Trust, and (iii) will not result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor, or the Trust or any of their respective properties, except where such violation would not have a material adverse effect on the ability of the Sponsor to perform its obligations under this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares comprising the Seed Creation Baskets hereunder or the consummation by the Sponsor and the Trust of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the rules of the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Securities Act, state securities, commodities or Blue Sky laws in connection with the purchase by the Seed Capital Investor of the Shares comprising the Seed Creation Baskets;
2.    The Seed Capital Investor represents and warrants to, and agrees with, the Sponsor, on its own behalf and in its capacity as Sponsor of the Trust, that:
(a)    Within seven days from the date of this Agreement or as otherwise mutually agreed, the Seed Capital Investor shall pay and/or deliver the Purchase Price as set forth on Schedule A, attached hereto, in exchange for the Trust causing the Shares comprising the Seed Creation Baskets to be delivered to the Seed Capital Investor or its designee through the facilities of The Depository Trust Company ("DTC") for the account of the Seed Capital Investor or its designee.
(b)    The Seed Capital Investor agrees that any sales of any Shares comprising the Seed Creation Baskets will be effected in a manner consistent with the Plan of Distribution contained in the Prospectus and that it shall deliver or make available a Prospectus with such sales if required by law.
(c)    The Seed Capital Investor agrees that it shall not sell, transfer, assign, pledge, or otherwise dispose of any of the Shares comprising the Seed Creation Baskets for a period of one year following the public launch of the Trust, except with the prior written consent of the Sponsor.
(d)    All information furnished in writing by the Seed Capital Investor for use in the Registration Statement and the Prospectus, including, without limitation, the description of the Seed Capital Investor, does not, and on the date the Initial Registration Statement becomes effective will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading (in the case of the Prospectus, in light of the circumstances under which such statement was made).
3.    The Sponsor covenants and agrees with the Seed Capital Investor as follows:
(a)    To prepare the Prospectus and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the day on which the Initial Registration Statement is declared effective, or, if applicable, such earlier time as may be required by Rule 424(b) or Rule 430A(a)(3) under the Securities Act; to advise the Seed Capital Investor, promptly after it receives notice thereof, of the time when any amendment to the Registration

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Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Seed Capital Investor, upon written request, with copies thereof; to advise the Seed Capital Investor, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus, of the suspension of the qualification of the Shares comprising the Seed Creation Baskets for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, promptly to use its reasonable best efforts to obtain the withdrawal of such order;
(b)    To use its reasonable best efforts to list, subject to notice of issuance, the Shares on Cboe BZX Exchange, Inc. (the "Exchange");
(c)    To file on a timely basis all reports and any information statement required to be filed by the Trust with the Commission in order to comply with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares;
(d)    To maintain an orderly procedure for the transfer and register of the Shares comprising the Seed Creation Baskets; and
(e)    To cause the Shares comprising the Seed Creation Baskets to be delivered to the Seed Capital Investor or its designee through the facilities of The Depository Trust Company ("DTC") as of the date of this Agreement, subject to the payment by the Seed Capital Investor of the Purchase Price.
4.    The Seed Capital Investor hereby consents to being named as a statutory underwriter in the Registration Statement and Prospectus filed with the Securities and Exchange Commission in connection with the offering of Shares comprising the Seed Creation Baskets and, subject to Section 6(a) below, acknowledges the responsibilities and liabilities associated with such designation under the Securities Act. The Seed Capital Investor further agrees to comply with all applicable requirements under the Securities Act and related regulations in performing its role as a statutory underwriter.
5.    [RESERVED]
6.    Indemnification and Contribution.
(a)    The Sponsor and the Trust will jointly and severally indemnify and hold harmless the Seed Capital Investor against any losses, claims, damages, liabilities and expenses, joint or several, to which the Seed Capital Investor, its affiliates, and each person (if any) who controls the Seed Capital Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each, an “Seed Indemnified Person”) may become subject, under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings, whether civil, criminal, administrative or investigative in respect thereof) and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse the Seed Indemnified Persons for any legal or other expenses reasonably incurred by such Seed Indemnified Persons in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Sponsor nor the Trust shall be liable in any such case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the

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Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Sponsor by the Seed Capital Investor expressly for use therein.
(b)    The Seed Capital Investor will indemnify and hold harmless the Sponsor and the Trust against any losses, claims, damages, liabilities or expenses to which the Sponsor or the Trust may become subject, under the Securities Act, the Exchange Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions, suits or proceedings, whether civil, criminal, administrative or investigative in respect thereof) and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Sponsor by the Seed Capital Investor expressly for use therein; and will reimburse the Sponsor or the Trust for any legal or other expenses reasonably incurred by the Sponsor in connection with investigating or defending any such action or claim as such expenses are incurred.
(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
(d)    If the indemnification provided for in this Section 4 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Sponsor and the Trust on the one hand and the Seed Capital Investor on the other from the offering of the Shares in controversy comprising the Seed Creation Baskets. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the

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Sponsor and the Trust on the one hand and the Seed Capital Investor on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sponsor or the Trust on the one hand or the Seed Capital Investor on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Sponsor, the Trust and the Seed Capital Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Seed Capital Investor shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares in controversy comprising the Seed Creation Baskets purchased by it and distributed to the public were offered to the public exceeds the amount of any damages which the Seed Capital Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
(e)    The obligations of the Sponsor under this Section 6 shall be in addition to any liability which the Sponsor may otherwise have and shall extend, upon the same terms and conditions, to each Seed Indemnified Person; and the obligations of the Seed Capital Investor under this Section 6 shall be in addition to any liability which the Seed Capital Investor may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Sponsor and to each person, if any, who controls the Sponsor within the meaning of the Securities Act.
(f)    Any indemnity expressly given to the Seed Capital Investor in this Agreement is in addition to and without prejudice to any indemnity provided by law. In addition, notwithstanding any of the foregoing to the contrary, the provisions of this Section 6 shall not be construed so as to relieve (or attempt to relieve) the Seed Capital Investor of any liability to a party to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law (including liability under U.S. securities laws which, under certain circumstances, impose liability even on persons acting in good faith), but shall be construed so as to effectuate the provisions of this Section 6 to the fullest extent permitted by law. In the event that any provision of this Section 6, or the application thereof to any person or circumstance, is found to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remaining provisions hereof, which shall remain in full force and effect.
7.    The respective indemnities, agreements, representations, warranties and other statements of the Sponsor and the Seed Capital Investor, as set forth in this Agreement or made by them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Seed Capital Investor or any Seed Indemnified Person, or the Sponsor, or any officer or director or controlling person of the Sponsor, and shall survive delivery of and payment for the Shares comprising the Seed Creation Baskets.
8.    If the Shares comprising the Seed Creation Baskets are not delivered by or on behalf of the Sponsor or the Trust as provided herein, the Sponsor and the Trust will reimburse the Seed Capital Investor for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Seed Capital Investor in making preparations for the purchase, sale and delivery of the Shares comprising the Seed Creation Baskets, but the Sponsor and the Trust shall then be under no further liability to the Seed Capital Investor except as provided in Section 6 hereof.

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9.    All statements, requests, notices and agreements hereunder shall be in writing, and if to the Seed Capital Investor shall be delivered or sent by mail, telex or facsimile transmission to the Seed Capital Investor at 217 Queen Street West, Suite 401, Toronto, Ontario, M5V 0R2, Canada, Facsimile: (416) 599-4959, Attention: Andrew McDonald, Chief Operating Officer, and if to the Sponsor or the Trust shall be delivered or sent by mail to the address of the Sponsor set forth in the Registration Statement, Attention: Legal Department. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
10.    This Agreement shall be binding upon, and inure solely to the benefit of, the Seed Capital Investor, the Sponsor, the Trust and, to the extent provided in Sections 6 and 7 hereof, the officers and directors of the Sponsor and the Trust and each person who controls the Sponsor or the Seed Capital Investor, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares comprising the Seed Creation Baskets from the Seed Capital Investor shall be deemed a successor or assign by reason merely of such purchase.
11.    As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.
12.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.
13.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
14.    The Sponsor and the Trust are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Seed Capital Investor imposing any limitation of any kind.
[Remainder of page left blank intentionally. Signature page follows.]

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If the foregoing is in accordance with the Seed Capital Investor's understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by the Seed Capital Investor, this letter and such acceptance hereof shall constitute a binding agreement between the Seed Capital Investor and the Sponsor.

Very truly yours,

VANECK SOLANA ETF

By: VANECK DIGITAL ASSETS, LLC, as Sponsor

By:	/s/ Matthew Babinsky
Name: Matthew Babinsky
Title: Vice President

VANECK DIGITAL ASSETS, LLC

By:	/s/ Matthew Babinsky
Name: Matthew Babinsky
Title: Vice President

SOL Strategies, Inc.

By:	/s/ Michael Hubbard
Name: Michael Hubbard
Title: Interim Chief Executive Officer

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SCHEDULE A
[RESERVED]

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